UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2013

Moelis & Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36418	46-4500216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor, New York NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 883-3800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by Moelis & Company (the “Company”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-194306), as amended (the “Registration Statement”), on April 15, 2014, the following agreements were entered into:

1.              the Stockholders Agreement by and between the Company and Moelis & Company Partner Holdings LP, Kenneth Moelis, The Moelis Irrevocable Trust and The Moelis Family Trust (the “Stockholders Agreement”)

2.              the Amended and Restated Agreement of Limited Partnership of Moelis & Company Group LP (“Group LP”) by and between the Company, Moelis & Company Group GP LLC, and the other limited partners from time to time party thereto (the “Partnership Agreement”);

3.              the Tax Receivable Agreement by and among the Company, Group LP and each of the Partners (as defined therein) (the “Tax Receivable Agreement”);

4.              the Master Separation Agreement by and between the Company and Moelis Asset Management LP (“Old Holdings) (the “Master Separation Agreement”);

5.              the Master Services Agreement by and between the Company and Old Holdings (the “Master Services Agreement”);

6.              the Trademark License Agreement by and between Group LP and Kenneth Moelis and the Trademark License Agreement by and between Group LP and Old Holdings (the “Trademark License Agreements”);

7.              the Aircraft Lease by and between Group LP and Moelis & Company Manager LLC (the “Aircraft Lease”);

8.              the Aircraft Time Sharing Agreement by and between Group LP and Kenneth Moelis (the “Aircraft Time Sharing Agreement”); and

9.              the Employment Agreement by and among Kenneth Moelis, Group LP and the Company, the Employment Agreement by and among Navid Mahmoodzadegan, Group LP and the Company, the Employment Agreement by and among Jeffrey Raich, Group LP and the Company and the Employment Agreement by and among J. Richard Leaman III, Group LP and the Company (the “Employment Agreements”).

The Stockholders Agreement, the Partnership Agreement, the Tax Receivable Agreement, the Master Separation Agreement, the Master Services Agreement, the Trademark License Agreements, the Aircraft Lease, the Aircraft Time Sharing Agreement and the Employment Agreements are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.10, 10.11, 10.12 and 10.13, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21. 2014, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01 Other Events.

On April 22, 2014, the Company completed its initial public offering of Class A Common Stock by issuing 7,475,000 shares of Class A Common Stock at an initial price to the public of $25 per share, which included 975,000 shares of Class A Common Stock issued in connection with the underwriters’ exercise in full of their option to purchase additional shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Moelis & Company, dated April 21, 2014

3.2	Amended and Restated Bylaws of Moelis & Company, dated as of April 21, 2014

10.1	Stockholders Agreement, dated as of April 15, 2014, by and between Moelis & Company and Moelis & Company Partner Holdings LP, Kenneth Moelis, The Moelis Irrevocable Trust and The Moelis Family Trust

10.2

Amended and Restated Agreement of Limited Partnership of Moelis & Company Group LP, dated as of April 15, 2014, by and between Moelis & Company, Moelis & Company Group GP LLC, and the other limited partners from time to time party thereto

10.3	Tax Receivable Agreement, dated as of April 15, 2014, by and among Moelis & Company, Moelis & Company Group LP and each of the Partners (as defined therein)

10.4	Master Separation Agreement, dated as of April 15, 2014, by and between Moelis & Company and Moelis Asset Management LP

10.5	Master Services Agreement, dated as of April 15, 2014, by and between Moelis & Company and Moelis Asset Management LP

10.6	Trademark License Agreement, dated as of April 15, 2014, by and between Moelis & Company Group LP and Kenneth Moelis

10.7	Trademark License Agreement, dated as of April 15, 2014, by and between Moelis & Company Group LP and Moelis Asset Management LP

10.8	Aircraft Lease, dated as of April 15, 2014, by and between Moelis & Company Group LP and Moelis & Company Manager LLC

10.9	Aircraft Time Sharing Agreement, dated as of April 16, 2014, by and between Moelis & Company Group LP and Kenneth Moelis

10.10	Employment Agreement, dated as of April 15, 2014, by and among Kenneth Moelis, Moelis & Company Group LP and Moelis & Company

10.11	Employment Agreement, dated as of April 15, 2014, by and among Navid Mahmoodzadegan, Moelis & Company Group LP and Moelis & Company

10.12	Employment Agreement, dated as of April 15, 2014, by and among Jeffrey Raich, Moelis & Company Group LP and Moelis & Company

10.13	Employment Agreement, dated as of April 15, 2014, by and among J. Richard Leaman III, Moelis & Company Group LP and Moelis & Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name:	Osamu Watanabe
Title:	General Counsel and Secretary

Date: April 22, 2014